Summary of Significant Accounting Policies - Cash, cash equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Summary of Significant Accounting Policies
Cash and cash equivalents	¥ 32,935,111	$ 4,638,813	¥ 19,887,575
Restricted cash	5,542,271	780,613	3,154,240
Long-term restricted cash	144,125	20,300	113,478
Total	¥ 38,621,507	$ 5,439,726	¥ 23,155,293	$ 3,261,355	¥ 18,374,564	¥ 38,545,098